Exhibit 24.1

-POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 10,000,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of equity awards granted under the IAC/InterActiveCorp 2013 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Jeffrey W. Kip and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of November, 2013.

/s/ BARRY DILLER
Name:	Barry Diller
Title:	Chairman, Senior Executive and Director

      POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 10,000,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of equity awards granted under the IAC/InterActiveCorp 2013 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Jeffrey W. Kip and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of November, 2013.

/s/ GREGORY R. BLATT
Name:	Gregory R. Blatt
Title:	Chief Executive Officer and Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 10,000,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of equity awards granted under the IAC/InterActiveCorp 2013 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Jeffrey W. Kip and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of November, 2013.

/s/ VICTOR A. KAUFMAN
Name:	Victor A. Kaufman
Title:	Vice Chairman and Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 10,000,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of equity awards granted under the IAC/InterActiveCorp 2013 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Jeffrey W. Kip and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of November, 2013.

/s/ EDGAR BRONFMAN, JR.
Name:	Edgar Bronfman, Jr.
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 10,000,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of equity awards granted under the IAC/InterActiveCorp 2013 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Jeffrey W. Kip and Gregg Winiarski as her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of November, 2013.

/s/ CHELSEA CLINTON
Name:	Chelsea Clinton
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 10,000,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of equity awards granted under the IAC/InterActiveCorp 2013 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Jeffrey W. Kip and Gregg Winiarski as her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of November, 2013.

/s/ SONALI DE RYCKER
Name:	Sonali De Rycker
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 10,000,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of equity awards granted under the IAC/InterActiveCorp 2013 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Jeffrey W. Kip and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of November, 2013.

/s/ MICHAEL D. EISNER
Name:	Michael D. Eisner
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 10,000,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of equity awards granted under the IAC/InterActiveCorp 2013 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Jeffrey W. Kip and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of November, 2013.

/s/ DONALD KEOUGH
Name:	Donald Keough
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 10,000,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of equity awards granted under the IAC/InterActiveCorp 2013 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Jeffrey W. Kip and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of November, 2013.

/s/ BRYAN LOURD
Name:	Bryan Lourd
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 10,000,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of equity awards granted under the IAC/InterActiveCorp 2013 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Jeffrey W. Kip and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of November, 2013.

/s/ ARTHUR C. MARTINEZ
Name:	Arthur C. Martinez
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 10,000,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of equity awards granted under the IAC/InterActiveCorp 2013 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Jeffrey W. Kip and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of November, 2013.

/s/ DAVID ROSENBLATT
Name:	David Rosenblatt
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 10,000,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of equity awards granted under the IAC/InterActiveCorp 2013 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Jeffrey W. Kip and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of November, 2013.

/s/ ALAN G. SPOON
Name:	Alan G. Spoon
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 10,000,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of equity awards granted under the IAC/InterActiveCorp 2013 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Jeffrey W. Kip and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of November, 2013.

/s/ ALEXANDER VON FURSTENBERG
Name:	Alexander von Furstenberg
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 10,000,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of equity awards granted under the IAC/InterActiveCorp 2013 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Jeffrey W. Kip and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of November, 2013.

/s/ RICHARD F. ZANNINO
Name:	Richard F. Zannino
Title:	Director

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 10,000,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of equity awards granted under the IAC/InterActiveCorp 2013 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of November, 2013.

/s/ JEFFREY W. KIP
Name:	Jeffrey W. Kip
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY
For Registration Statement of
IAC/InterActiveCorp

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of IAC/INTERACTIVECORP, a Delaware corporation (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C. (“SEC”) under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-8 for the registration under the Act of up to 10,000,000 shares of IAC Common Stock, par value $0.001 (“IAC Common Stock”) issuable in connection with the settlement of equity awards granted under the IAC/InterActiveCorp 2013 Stock and Annual Incentive Plan (the “S-8 Registration Statement”) hereby constitutes and appoints Joanne Hawkins, Jeffrey W. Kip and Gregg Winiarski as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, individually and in any and all capacities stated below to sign the S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto and all instruments necessary or advisable in connection therewith, and to file the same with all exhibits thereto and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requested and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of November, 2013.

/s/ MICHAEL H. SCHWERDTMAN
Name:	Michael H. Schwerdtman
Title:	Senior Vice President and Controller